[Company Letterhead]

                                  July 23, 1996

MEI Holdings, LP
4200 Texas Commerce Tower
Dallas, Texas  75201

            RE: Investment Agreement dated as of July 5, 1996/As Amended

Ladies and Gentlemen:

      Reference is made to that certain Investment Agreement between Mountasia Entertainment International, Inc. (the "Company") and you ("Purchaser") dated as of June 5, 1996 as amended to and through the date hereof.

      In connection with the substantial investment proposed to be made by you in the Company as set forth in the Investment Agreement, as amended, the undersigned hereby agrees as follows:

      (i) that, notwithstanding anything to the contrary in any employment agreement or stock option agreement between the Company and the undersigned, any investments or transactions by you or any affiliate or associate of you in the Company or in the securities of the Company shall not, alone or with other investments or transactions, constitute a change of control or other trigger any rights or payments to the undersigned under any such agreements; and

      (ii) irrevocably to vote or caused to be voted all shares of common stock beneficially owned by the undersigned in favor of shareholder approval of the matter referred to in Paragraph 2 of that Letter of Amendment dated July 24, 1996 amended the Investment Agreement to provide for the Company Call Option and the Purchaser Option.

                                          Sincerely,

                                          /s/ L. Scott Demerau

                                          L. Scott Demerau
                                          President and Chief Executive Officer

                              [Company Letterhead]

                                  July 23, 1996

MEI Holdings, LP
4200 Texas Commerce Tower
Dallas, Texas  75201

            RE: Investment Agreement dated as of July 5, 1996/As Amended

Ladies and Gentlemen:

      Reference is made to that certain Investment Agreement between Mountasia Entertainment International, Inc. (the "Company") and you ("Purchaser") dated as of June 5, 1996 as amended to and through the date hereof.

      In connection with the substantial investment proposed to be made by you in the Company as set forth in the Investment Agreement, as amended, the undersigned hereby agrees as follows:

      (i) that, notwithstanding anything to the contrary in any employment agreement or stock option agreement between the Company and the undersigned, any investments or transactions by you or any affiliate or associate of you in the Company or in the securities of the Company shall not, alone or with other investments or transactions, constitute a change of control or other trigger any rights or payments to the undersigned under any such agreements; and

      (ii) irrevocably to vote or caused to be voted all shares of common stock beneficially owned by the undersigned in favor of shareholder approval of the matter referred to in Paragraph 2 of that Letter of Amendment dated July 24, 1996 amended the Investment Agreement to provide for the Company Call Option and the Purchaser Option.

                                          Sincerely,

                                          /s/ Julia E. Demerau

                                          Julia E. Demerau
                                          Executive Vice President